UNITED STATES
                       Securities and Exchange Commission

                             Washington, D.C. 20549




                                   Form 8-K

                                 Current Report



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                September 30, 2000
                Date of Report (Date of earliest event reported)



                               SGI International
             (Exact name of registrant as specified in its charter)



           Utah                         2-93124                33-0119035
(State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)       File Number)          Identification No.)



1200 Prospect Street, Suite 325, La Jolla, California                  92037
     (Address of principal executive offices)                       (Zip Code)



                                  858/551-1090
                Registrants telephone number including area code




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Item 5. Other Events.

SGI International ("SGI")and subsidiaries of AEI Resources, specifically, Bluegrass Coal Development Company and Americoal Development Company have amended effective September 30, 2000, (the "Fourth Amendment") certain terms and conditions of the Amended and Restated Acquisition Agreement (the "Acquisition Agreement") between the parties, dated December 9, 1999. The Fourth Amendment essentially provides SGI with an extension of the September 30, 2000, date to October 31, 2000, in which to satisfy various terms and conditions more fully described in the Acquisition Agreement. All other terms and conditions of the Acquisition Agreement remain in full force and effect. A copy of the Fourth Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information

         Not applicable.

     (c) Exhibits

         EXHIBIT NO.    DESCRIPTION
         -----------    -----------
         99.1           Fourth Amendment to Amended And Restated Acquisition
                        Agreement Among SGI International, Bluegrass Coal
                        Development Company and Americoal Development
                        Company.(1)

         -----------------
         (1)  Filed herewith.


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
                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


SGI INTERNATIONAL



/s/ Michael L. Rose
--------------------------------------
Michael L. Rose
President and Chief Executive Officer







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